                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                        April 27, 2005 (April 21, 2005)

                           ---------------------------

                         NORTHSTAR REALTY FINANCE CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     MARYLAND                     001-32330                11-3707493
   ------------                  -----------              ------------
   (STATE OR OTHER               (COMMISSION              (IRS EMPLOYER
    JURISDICTION OF               FILE NUMBER)             IDENTIFICATION NO.)
                                  INCORPORATION)

                 527 MADISON AVENUE, 16TH FLOOR, NEW YORK 10022
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 319-8801
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                         NORTHSTAR REALTY FINANCE CORP.
                           CURRENT REPORT ON FORM 8-K

Item 5.03 - Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal
Year

On April 21, 2005, the Board of Directors of NorthStar Realty Finance Corp. (the
"Company") amended Article II, Section 2 of the Company's bylaws to permit the first annual meeting of stockholders of the Company to occur in June 2005. Such section had required the Corporation to hold an annual meeting of the
Corporation's stockholders in May of each year.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit Number
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                3.3         Amendment No. 1 to the By-Laws of NorthStar Realty
                            Finance Corp., dated April 21, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2005                  NORTHSTAR REALTY FINANCE CORP.

                                        By:    /s/ Mark E. Chertok
                                               ------------------------
                                               Name:  Mark E. Chertok
                                               Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number
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      3.3         Amendment No. 1 to the By-Laws of NorthStar Realty Finance
                  Corp., dated April 21, 2005